Federated Hermes Short-Term Government Fund
(formerly, Federated U.S. Government Securities Fund: 1-3 Years)
Portfolio of Investments
November 30, 2020 (unaudited)
Principal Amount or Shares		Value
	U.S. TREASURIES—50.9%
	U.S. Treasury Notes—50.9%
$ 5,000,000	1.375%, 1/31/2022	$5,072,676
11,000,000	1.375%, 2/15/2023	11,292,663
5,000,000	1.500%, 1/15/2023	5,141,946
8,000,000	1.500%, 3/31/2023	8,247,417
5,000,000	1.625%, 12/31/2021	5,081,034
4,000,000	1.625%, 12/15/2022	4,119,686
5,000,000	1.750%, 2/28/2022	5,100,647
5,000,000	1.750%, 6/15/2022	5,123,207
5,000,000	1.875%, 1/31/2022	5,101,275
5,000,000	1.875%, 9/30/2022	5,157,221
6,000,000	2.250%, 4/15/2022	6,173,489
2,000,000	2.875%, 11/15/2021	2,052,501
	TOTAL U.S. TREASURIES (IDENTIFIED COST $66,131,854)	67,663,762
	GOVERNMENT AGENCIES—48.3%
	Federal Farm Credit System—1.5%
2,000,000	0.875%, 4/8/2024	2,015,064
	Federal Home Loan Bank System—21.5%
5,000,000	0.600%, 7/27/2022	5,009,586
5,000,000	1.375%, 2/17/2023	5,128,699
6,000,000	1.700%, 1/24/2024	6,098,453
5,000,000	2.125%, 6/10/2022	5,149,376
6,780,000	2.250%, 12/8/2023	7,189,319
	TOTAL	28,575,433
	Federal Home Loan Mortgage Corporation—10.1%
2,000,000	0.400%, 9/30/2024	1,999,045
3,000,000	0.440%, 9/24/2024	3,000,645
2,000,000	0.450%, 3/24/2025	2,000,293
4,000,000	0.625%, 11/25/2025	4,002,839
2,380,000	0.800%, 6/9/2025	2,380,285
	TOTAL	13,383,107
	Federal National Mortgage Association—15.2%
5,000,000	0.300%, 8/10/2023	4,996,010
3,000,000	0.350%, 4/26/2024	2,995,988
2,000,000	0.410%, 8/12/2024	2,000,593
5,000,000	0.730%, 6/30/2025	5,009,091
5,000,000	2.375%, 1/19/2023	5,230,928
	TOTAL	20,232,610
	TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $63,746,536)	64,206,214

Principal Amount or Shares		Value
	INVESTMENT COMPANY—0.4%
605,072	Federated Hermes Government Obligations Fund, Premier Shares, 0.01%[1] (IDENTIFIED COST $605,072)	$605,072
	TOTAL INVESTMENT IN SECURITIES—99.6% (IDENTIFIED COST $130,483,462)	132,475,048
	OTHER ASSETS AND LIABILITIES - NET—0.4%[2]	513,248
	TOTAL NET ASSETS—100%	$132,988,296
Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with the affiliated fund holdings during the period ended November 30, 2020, were as follows:
Federated Hermes Government Obligations Fund, Premier Shares
Value as of 2/29/2020	$2,027,215
Purchases at Cost	$110,677,298
Proceeds from Sales	$(112,099,441)
Change in Unrealized Appreciation/Depreciation	N/A
Net Realized Gain/(Loss)	N/A
Value as of 11/30/2020	$605,072
Shares Held as of 11/30/2020	605,072
Dividend Income	$5,530

1	7-day net yield.
2	Assets, other than investments in securities, less liabilities.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2020.
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■ Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund’s Board of Trustees (the “Trustees”).
■ Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■ Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■ Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■ For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (the “Adviser”), and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of November 30, 2020, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
U.S. Treasuries	$—	$67,663,762	$—	$67,663,762
Government Agencies	—	64,206,214	—	64,206,214
Investment Company	605,072	—	—	605,072
TOTAL SECURITIES	$605,072	$131,869,976	$—	$132,475,048